UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                 March 3, 2003
                Date of Report (Date of earliest event reported)

                    MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

        TENNESSEE                     1-12762                   62-1543819
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                         6584 POPLAR AVENUE, SUITE 300
                           MEMPHIS, TENNEESSEE 38138
                    (Address of principal executive offices)

                                 (901) 682-6600
              (Registrant's telephone number, including area code)

             (Former name or address, if changed since last report)

ITEM 9.  Regulation FD Disclosure


FROM:    Simon R. C. Wadsworth

SUBJECT: Mid-America lowers borrowing cost, completes rfefinancing

DATE:    March 3, 2003
--------------------------------------------------------------------------------
Mid-America lowers borrowing cost, completes refinancing

Memphis, TN, Mid-America Apartment Communities, Inc. (NYSE: MAA) reported today that it has completed the refinancing of $147 million of debt maturities. Using swaps, it has locked the interest rate for an average life of five years, and will save 8 cents/share on an annualized basis over the prior financing (which the company has incorporated into its forecasts).

A total of $180 million of new financing was provided by Fannie Mae through its DUS lender, Prudential Mortgage Capital, with the additional loan proceeds being applied to pay down the company's bank lines of credit.

MAA is a self-administered, self-managed apartment-only real estate investment trust which currently owns or has ownership interest in 34,507 apartment units throughout the southeast and southcentral U.S. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 105. 6584 Poplar Ave., Suite 300, Memphis, TN 38138.

Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated market conditions, anticipated acquisitions, redevelopment opportunities, and property financing. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, shortage of acceptable property acquisition candidates, changes in interest rates and other items that are difficult to control, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange
Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:  March 3, 2003         /s/Simon R.C. Wadsworth
                             Simon R.C. Wadsworth
                             Executive Vice Presidentand Chief Financial Officer
                             (Principal Financial and Accounting Officer)